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                                                                    EXHIBIT 23.1


                OPINION AND CONSENT OF INDEPENDENT ACCOUNTANTS


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1998 (except for Note 10 which is as of March 28, 1998) which appears on page 39 of P-Com, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

/s/ PricewaterhouseCoopers LLP

San Jose, California
July 22, 1998